UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-02071

Exact name of registrant as specified in charter:	Delaware Group® Income Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	October 31, 2009

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware High-Yield Opportunities Fund

October 31, 2009

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Convertible Bonds – 0.97%
Beazer Homes USA 4.625% exercise price $49.64, expiration date 6/15/24	$685,000	$606,225
Century Aluminum 1.75% exercise price $30.54, expiration date 8/1/24	270,000	252,788
#Corporate Office Properties 144A 3.50% exercise price $53.12, expiration date 9/15/26	440,000	419,650
Developers Diversified Realty
*3.00% exercise price $74.75, expiration date 3/15/12	825,000	742,500
3.50% exercise price $64.23, expiration date 8/11/11	261,000	243,383
ΦHologic 2.00% exercise price $38.59, expiration date 12/15/37	1,225,000	999,905
Level 3 Communications 5.25% exercise price $3.98, expiration date 12/15/11	540,000	492,750
†Mirant (Escrow) 0.00% exercise price $67.95, expiration date 6/15/21	1,685,000	0
Sinclair Broadcast Group 3.00% exercise price $19.65, expiration date 5/15/27	311,000	305,558
Total Convertible Bonds (cost $3,784,340)		4,062,759

Corporate Bonds – 95.57%
Basic Industry – 7.73%
#Algoma Acquisition 144A 9.875% 6/15/15	1,685,000	1,449,100
California Steel Industries 6.125% 3/15/14	1,165,000	1,077,625
Century Aluminum 7.50% 8/15/14	1,650,000	1,501,500
•#Cognis GmbH 144A 2.299% 9/15/13	900,000	783,000
#Evraz Group 144A 9.50% 4/24/18	2,280,000	2,257,200
#FMG Finance 144A 10.625% 9/1/16	1,205,000	1,328,513
Freeport-McMoRan Copper & Gold 8.25% 4/1/15	1,681,000	1,804,841
*Huntsman International 7.875% 11/15/14	1,155,000	1,091,475
Innophos 8.875% 8/15/14	1,795,000	1,821,925
@#Innophos Holdings 144A 9.50% 4/15/12	1,120,000	1,120,000
#MacDermid 144A 9.50% 4/15/17	2,851,000	2,708,449
#Nalco 144A 8.25% 5/15/17	300,000	316,500
#NewPage 144A 11.375% 12/31/14	1,390,000	1,393,475
•Noranda Aluminium Acquisition PIK 5.413% 5/15/15	1,503,251	1,063,550
Norske Skog Canada 8.625% 6/15/11	1,570,000	996,950
#Novelis 144A 11.50% 2/15/15	970,000	1,013,650
#PE Paper Escrow GmbH 144A 12.00% 8/1/14	395,000	433,311
@=Port Townsend 7.32% 8/27/12	962,902	698,104
Ryerson
•7.858% 11/1/14	975,000	843,375
12.00% 11/1/15	1,040,000	1,024,400
#Sappi Papier Holding 144A 6.75% 6/15/12	1,460,000	1,363,031
#Severstal 144A 9.75% 7/29/13	1,050,000	1,069,688
#Steel Dynamics 144A 8.25% 4/15/16	1,840,000	1,858,400
#Teck Resources 144A
10.25% 5/15/16	505,000	584,538
10.75% 5/15/19	1,055,000	1,234,350
#Vedanta Resources 144A 9.50% 7/18/18	1,365,000	1,368,413
		32,205,363
Brokerage – 1.27%
E Trade Financial PIK 12.50% 11/30/17	1,615,000	1,800,725
LaBranche 11.00% 5/15/12	3,600,000	3,478,500
		5,279,225
Capital Goods – 6.99%
Building Materials 7.75% 8/1/14	1,260,000	1,247,400
#BWAY 144A 10.00% 4/15/14	1,810,000	1,932,175
•#C8 Capital SPV 144A 6.64% 12/31/49	1,905,000	1,346,833
Casella Waste Systems 9.75% 2/1/13	2,273,000	2,182,080
#CPM Holdings 144A 10.625% 9/1/14	375,000	393,750
*Eastman Kodak 7.25% 11/15/13	1,400,000	1,099,000
*Graham Packaging 9.875% 10/15/14	2,580,000	2,644,500
#Graphic Packaging International 144A
9.50% 6/15/17	505,000	532,775
*9.50% 6/15/17	1,825,000	1,925,375
Intertape Polymer 8.50% 8/1/14	1,345,000	1,055,825
#Plastipak Holdings 144A
8.50% 12/15/15	895,000	899,475
10.625% 8/15/19	965,000	1,061,500
Pregis 12.375% 10/15/13	2,500,000	2,425,000

*RBS Global/Rexnord
9.50% 8/1/14	890,000	885,550
11.75% 8/1/16	1,335,000	1,301,625
Smurfit Kappa Funding 7.75% 4/1/15	3,025,000	2,798,125
*Solo Cup 8.50% 2/15/14	1,895,000	1,852,363
Thermadyne Holdings 10.50% 2/1/14	1,730,000	1,522,400
USG
6.30% 11/15/16	1,800,000	1,557,000
#144A 9.75% 8/1/14	425,000	448,375
		29,111,126
Consumer Cyclical – 12.09%
#Allison Transmission 144A 11.00% 11/1/15	3,415,000	3,500,374
*ArvinMeritor 8.125% 9/15/15	2,390,000	2,097,225
Associated Materials
9.75% 4/15/12	1,065,000	1,088,963
#144A 9.875% 11/15/16	240,000	247,200
Beazer Homes USA 8.625% 5/15/11	2,065,000	1,941,100
Burlington Coat Factory Investment Holdings 14.50% 10/15/14	3,235,000	3,234,999
*Burlington Coat Factory Warehouse 11.125% 4/15/14	1,035,000	1,073,813
Carrols 9.00% 1/15/13	445,000	447,225
Denny's Holdings 10.00% 10/1/12	650,000	666,250
#Duane Reade 144A 11.75% 8/1/15	80,000	85,600
*Ford Motor 7.45% 7/16/31	2,445,000	2,017,125
Ford Motor Credit 12.00% 5/15/15	3,765,000	4,244,370
Interface
9.50% 2/1/14	250,000	246,875
#144A 11.375% 11/1/13	715,000	775,775
#Invista 144A 9.25% 5/1/12	1,370,000	1,390,550
K Hovnanian Enterprises
6.25% 1/15/15	550,000	401,500
7.50% 5/15/16	995,000	691,525
*#144A 10.625% 10/15/16	1,010,000	1,010,000
#Landry's Restaurants 144A 14.00% 8/15/11	830,000	837,263
Levi Strauss 9.75% 1/15/15	941,000	988,050
M/I Homes 6.875% 4/1/12	1,030,000	973,350
Macy's Retail Holdings
6.375% 3/15/37	1,589,000	1,302,980
6.70% 7/15/34	245,000	200,999
7.875% 8/15/36	720,000	617,400
10.625% 11/1/10	535,000	562,797
Meritage Homes
6.25% 3/15/15	270,000	250,425
7.00% 5/1/14	1,350,000	1,289,250
Mobile Mini
6.875% 5/1/15	1,230,000	1,156,200
*9.75% 8/1/14	90,000	93,150
*Navistar International 8.25% 11/1/21	2,145,000	2,104,781
Norcraft Holdings 9.75% 9/1/12	2,170,000	2,056,075
OSI Restaurant Partners 10.00% 6/15/15	1,138,000	967,300
Quiksilver 6.875% 4/15/15	2,125,000	1,652,188
*Rite Aid 9.375% 12/15/15	2,555,000	2,133,425
*Sally Holdings 10.50% 11/15/16	1,840,000	1,959,600
#Standard Pacific Escrow 144A 10.75% 9/15/16	1,120,000	1,103,200
*Tenneco 8.625% 11/15/14	2,020,000	1,913,950
*#Toys R Us Property 144A 10.75% 7/15/17	860,000	937,400
#TRW Automotive 144A
7.00% 3/15/14	1,730,000	1,617,550
*7.25% 3/15/17	575,000	526,125
		50,403,927
Consumer Non-Cyclical – 7.54%
Accellent 10.50% 12/1/13	985,000	970,225
#Alliance One International 144A 10.00% 7/15/16	1,885,000	1,969,825
*Bausch & Lomb 9.875% 11/1/15	1,600,000	1,664,000
Cornell 10.75% 7/1/12	594,000	608,850
DJO Finance 10.875% 11/15/14	1,120,000	1,173,200
#Dole Food 144A
8.00% 10/1/16	610,000	620,675
13.875% 3/15/14	1,200,000	1,410,000
*#Ingles Markets 144A 8.875% 5/15/17	925,000	950,438
Inverness Medical Innovations 9.00% 5/15/16	1,440,000	1,465,200
Iron Mountain 8.00% 6/15/20	750,000	766,875
#JBS USA Finance 144A 11.625% 5/1/14	1,425,000	1,585,313
JohnsonDiversey Holdings 10.67% 5/15/13	2,050,000	2,091,000
LVB Acquisition 11.625% 10/15/17	940,000	1,035,175

LVB Acquisition PIK 10.375% 10/15/17	730,000	789,313
#M-Foods Holdings 144A 9.75% 10/1/13	555,000	575,813
PHH 7.125% 3/1/13	2,035,000	1,841,675
@#Seminole Indian Tribe of Florida 144A
7.804% 10/1/20	1,430,000	1,217,016
8.03% 10/1/20	680,000	585,181
#ServiceMaster PIK 144A 10.75% 7/15/15	2,355,000	2,354,999
Smithfield Foods
7.75% 5/15/13	2,280,000	2,052,000
#144A 10.00% 7/15/14	525,000	553,875
#Tops Markets 144A 10.125% 10/15/15	2,075,000	2,132,062
Universal Hospital Services PIK 8.50% 6/1/15	915,000	910,425
*Yankee Acquisition 9.75% 2/15/17	2,200,000	2,084,500
		31,407,635
Energy – 10.42%
Berry Petroleum 10.25% 6/1/14	920,000	989,000
Chesapeake Energy
6.625% 1/15/16	442,000	427,083
*7.25% 12/15/18	175,000	170,188
9.50% 2/15/15	1,055,000	1,147,313
Complete Production Service 8.00% 12/15/16	1,135,000	1,081,088
Copano Energy 7.75% 6/1/18	1,075,000	1,040,063
Denbury Resources
7.50% 4/1/13	110,000	110,688
9.75% 3/1/16	905,000	975,138
*#Drummond 144A 9.00% 10/15/14	725,000	735,875
Dynergy Holdings 7.75% 6/1/19	2,370,000	2,008,574
El Paso 6.875% 6/15/14	1,384,000	1,384,644
•Enterprise Products Operating 8.375% 8/1/66	420,000	412,120
Forest Oil 7.25% 6/15/19	1,160,000	1,087,500
Geophysique-Veritas 7.75% 5/15/17	1,592,000	1,584,040
#Headwaters 144A 11.375% 11/1/14	2,140,000	2,156,049
#Helix Energy Solutions Group 144A 9.50% 1/15/16	1,940,000	2,003,050
#Hercules Offshore 144A 10.50% 10/15/17	2,100,000	2,105,249
#Hilcorp Energy I 144A
7.75% 11/1/15	1,189,000	1,141,440
9.00% 6/1/16	571,000	573,855
#Holly 144A 9.875% 6/15/17	1,785,000	1,856,400
International Coal Group 10.25% 7/15/14	2,390,000	2,282,449
KCS Energy 7.125% 4/1/12	375,000	375,000
*Key Energy Services 8.375% 12/1/14	1,980,000	1,942,875
Mariner Energy 8.00% 5/15/17	1,980,000	1,871,100
MarkWest Energy Partners 8.75% 4/15/18	1,530,000	1,572,075
Massey Energy 6.875% 12/15/13	1,423,000	1,412,328
#Murray Energy 144A 10.25% 10/15/15	1,215,000	1,208,925
OPTI Canada
7.875% 12/15/14	2,459,000	1,930,315
8.25% 12/15/14	218,000	172,220
PetroHawk Energy
7.875% 6/1/15	555,000	563,325
9.125% 7/15/13	698,000	725,920
#144A 10.50% 8/1/14	140,000	153,300
Petroleum Development 12.00% 2/15/18	1,220,000	1,223,050
Plains Exploration & Production 8.625% 10/15/19	520,000	523,900
Quicksilver Resources 11.75% 1/1/16	1,660,000	1,850,900
Regency Energy Partners 8.375% 12/15/13	677,000	697,310
#SandRidge Energy 144A 9.875% 5/15/16	1,805,000	1,940,375
		43,434,724
Finance & Investments – 7.22%
•BAC Capital Trust XIV 5.63% 12/31/49	3,150,000	2,212,875
•#C5 Capital SPV 144A 6.196% 12/31/49	790,000	561,222
Capital One Capital V 10.25% 8/15/39	1,985,000	2,271,147
•Citigroup Capital XXI 8.30% 12/21/57	880,000	822,800
#GMAC 144A
6.00% 12/15/11	825,000	781,688
6.625% 5/15/12	1,154,000	1,099,185
6.875% 9/15/11	1,960,000	1,901,200
6.875% 8/28/12	2,624,000	2,505,919
International Lease Finance
5.25% 1/10/13	1,285,000	1,033,923
5.35% 3/1/12	175,000	143,553
5.55% 9/5/12	575,000	461,745
5.625% 9/20/13	1,490,000	1,132,756
*6.375% 3/25/13	465,000	368,050

6.625% 11/15/13	925,000	714,331
JPMorgan Chase Capital XXV 6.80% 10/1/37	170,000	167,665
•#MetLife Capital Trust X 144A 9.25% 4/8/38	1,800,000	1,967,213
@#Nuveen Investments 144A 10.50% 11/15/15	3,745,000	3,333,049
@Popular North America Capital Trust I 6.564% 9/15/34	825,000	604,337
•#Rabobank Nederland 144A 11.00% 12/29/49	1,560,000	1,963,399
Silicon Valley Bank 6.05% 6/1/17	700,000	653,295
#Universal City Development Partners 144A
8.875% 11/15/15	730,000	726,350
10.875% 11/15/16	490,000	492,450
•USB Capital IX 6.189% 4/15/49	1,340,000	1,041,850
Zions Bancorporation
5.50% 11/16/15	680,000	531,724
5.65% 5/15/14	295,000	234,130
6.00% 9/15/15	1,785,000	1,426,558
7.75% 9/23/14	1,030,000	922,751
		30,075,165
Media – 6.82%
Affinion Group 11.50% 10/15/15	920,000	966,000
#Cablevision Systems 144A 8.625% 9/15/17	1,165,000	1,211,600
#Cengage Learning Acquisitions 144A 10.50% 1/15/15	1,235,000	1,173,250
#Cequel Communications Holdings 144A 8.625% 11/15/17	1,055,000	1,040,019
#Charter Communications Operating 144A
10.00% 4/30/12	615,000	627,300
10.375% 4/30/14	715,000	731,088
12.875% 9/15/14	4,125,000	4,578,749
DISH DBS
7.875% 9/1/19	1,020,000	1,049,325
#144A 7.875% 9/1/19	990,000	1,018,463
Lamar Media 6.625% 8/15/15	1,275,000	1,211,250
LIN Television 6.50% 5/15/13	280,000	255,500
#MDC Partners 144A 11.00% 11/1/16	1,105,000	1,111,906
#Mediacom Capital 144A 9.125% 8/15/19	1,265,000	1,312,438
Nielsen Finance
Ω0.00% 8/1/16	915,000	797,194
10.00% 8/1/14	1,545,000	1,599,074
11.50% 5/1/16	355,000	378,963
11.625% 2/1/14	95,000	101,888
#144A 11.625% 2/1/14	120,000	128,700
*Sinclair Broadcast Group 8.00% 3/15/12	230,000	219,075
#Sinclair Television Group 144A 9.25% 11/1/17	1,610,000	1,593,899
#Sirius XM Radio 144A 9.75% 9/1/15	215,000	220,375
#Univision Communications 144A 12.00% 7/1/14	1,465,000	1,591,356
#UPC Holding 144A 9.875% 4/15/18	790,000	839,375
Videotron
6.375% 12/15/15	190,000	186,200
9.125% 4/15/18	1,265,000	1,375,688
#144A 9.125% 4/15/18	165,000	179,438
Visant Holding 8.75% 12/1/13	1,375,000	1,412,813
XM Satellite Radio Holdings PIK 10.00% 6/1/11	1,570,000	1,495,425
		28,406,351
Real Estate – 1.61%
Developers Diversified Realty
5.375% 10/15/12	1,500,000	1,407,957
9.625% 3/15/16	660,000	670,723
#Felcor Lodging 144A 10.00% 10/1/14	1,965,000	1,950,263
@Potlatch 12.50% 12/1/09	2,684,000	2,699,097
		6,728,040
Services Cyclical – 6.76%
AMH Holdings 11.25% 3/1/14	215,000	198,875
Cardtronics 9.25% 8/15/13	2,433,000	2,481,660
Delta Air Lines
7.92% 11/18/10	785,000	769,300
#144A 9.50% 9/15/14	970,000	994,250
#Galaxy Entertainment Finance 144A 9.875% 12/15/12	2,206,000	2,172,910
Gaylord Entertainment 6.75% 11/15/14	670,000	619,750
Global Cash Access 8.75% 3/15/12	591,000	591,000
#Harrah's Operating 144A 10.00% 12/15/18	5,320,000	4,069,799
Kansas City Southern de Mexico
9.375% 5/1/12	1,492,000	1,529,300
#144A 12.50% 4/1/16	325,000	366,438
MGM MIRAGE
*6.625% 7/15/15	520,000	396,500
*7.50% 6/1/16	1,580,000	1,216,600

*7.625% 1/15/17	1,120,000	854,000
13.00% 11/15/13	1,455,000	1,658,700
*#144A 11.375% 3/1/18	985,000	891,425
Mohegan Tribal Gaming Authority 7.125% 8/15/14	1,450,000	1,022,250
@‡*Northwest Airlines 10.00% 2/1/10	575,000	1,783
Pinnacle Entertainment 7.50% 6/15/15	3,040,000	2,751,200
@#Pokagon Gaming Authority 144A 10.375% 6/15/14	1,685,000	1,752,400
#Reynolds Group Escrow 144A 7.75% 10/15/16	1,085,000	1,090,425
Royal Caribbean Cruises 6.875% 12/1/13	1,115,000	1,062,038
#Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15	2,370,000	1,694,550
		28,185,153
Services Non-Cyclical – 7.21%
Alliance Imaging 7.25% 12/15/12	2,120,000	2,077,600
*Aramark Services 8.50% 2/1/15	3,841,000	3,898,614
#Ashtead Capital 144A 9.00% 8/15/16	2,025,000	2,004,750
Avis Budget Car Rental
*7.625% 5/15/14	1,010,000	914,050
7.75% 5/15/16	3,115,000	2,780,138
HCA 9.25% 11/15/16	3,281,000	3,436,389
HCA PIK 9.625% 11/15/16	549,000	583,999
•HealthSouth 7.218% 6/15/14	1,260,000	1,241,100
*Hertz 10.50% 1/1/16	1,460,000	1,529,350
Psychiatric Solutions
7.75% 7/15/15	1,110,000	1,098,900
#144A 7.75% 7/15/15	530,000	511,450
*RSC Equipment Rental 9.50% 12/1/14	2,950,000	2,927,874
Select Medical 7.625% 2/1/15	2,935,000	2,780,913
Tenet Healthcare 7.375% 2/1/13	2,050,000	2,009,000
•US Oncology PIK 6.428% 3/15/12	2,544,000	2,251,440
		30,045,567
Technology & Electronics – 3.50%
Anixter 10.00% 3/15/14	1,330,000	1,446,375
Avago Technologies Finance 10.125% 12/1/13	915,000	968,756
*First Data 9.875% 9/24/15	5,250,000	4,869,375
Freescale Semiconductor 8.875% 12/15/14	2,510,000	2,051,925
*Sanmina-SCI 8.125% 3/1/16	2,124,000	2,039,040
*SunGard Data Systems 10.25% 8/15/15	2,069,000	2,144,001
#Unisys 144A 12.75% 10/15/14	985,000	1,081,038
		14,600,510
Telecommunications – 12.69%
@=‡Allegiance Telecom 11.75% 2/15/10	2,300,000	0
Cincinnati Bell
7.00% 2/15/15	560,000	537,600
8.25% 10/15/17	1,525,000	1,513,563
Citizens Utilities 7.125% 3/15/19	465,000	439,425
*Cricket Communications 9.375% 11/1/14	2,762,000	2,692,949
#Digicel 144A 9.25% 9/1/12	770,000	785,400
#Digicel Group 144A
*8.875% 1/15/15	1,245,000	1,188,975
12.00% 4/1/14	1,445,000	1,636,463
#DigitalGlobe 144A 10.50% 5/1/14	740,000	802,900
#GCI 144A 8.625% 11/15/19	2,125,000	2,135,624
#GeoEye 144A 9.625% 10/1/15	945,000	980,438
#Global Crossing 144A 12.00% 9/15/15	1,960,000	2,111,900
Hughes Network Systems 9.50% 4/15/14	1,945,000	1,988,763
#Intelsat Bermuda 144A 11.25% 2/4/17	3,990,000	3,989,999
Intelsat Jackson Holdings 11.25% 6/15/16	3,586,000	3,837,019
Level 3 Financing
9.25% 11/1/14	955,000	854,725
*12.25% 3/15/13	915,000	958,463
Lucent Technologies 6.45% 3/15/29	1,644,000	1,298,760
MetroPCS Wireless
*9.25% 11/1/14	1,766,000	1,788,075
#144A 9.25% 11/1/14	205,000	207,563
#NII Capital 144A 10.00% 8/15/16	1,835,000	1,945,100
#Nordic Telephone Holdings 144A 8.875% 5/1/16	2,038,000	2,129,710
*#PAETEC Holding 144A 8.875% 6/30/17	900,000	895,500
Sprint Capital 8.75% 3/15/32	4,440,000	3,862,799
Sprint Nextel 6.00% 12/1/16	2,235,000	1,933,275
#Telcordia Technologies 144A 10.00% 3/15/13	1,235,000	1,046,663
Telesat Canada
11.00% 11/1/15	1,090,000	1,188,100
12.50% 11/1/17	1,075,000	1,183,844
#Terremark Worldwide 144A 12.00% 6/15/17	830,000	921,300

#Viasat 144A 8.875% 9/15/16	1,070,000	1,091,400
#VimpelCom 144A 9.125% 4/30/18	1,985,000	2,079,288
Virgin Media Finance 9.50% 8/15/16	1,135,000	1,205,938
West 11.00% 10/15/16	235,000	242,050
#Wind Acquisition Finance 144A
10.75% 12/1/15	965,000	1,047,025
11.75% 7/15/17	2,085,000	2,366,474
		52,887,070
Utilities – 3.72%
AES
7.75% 3/1/14	300,000	303,000
*8.00% 10/15/17	966,000	975,660
8.00% 6/1/20	550,000	552,750
Edison Mission Energy
*7.00% 5/15/17	1,415,000	1,149,688
7.20% 5/15/19	400,000	321,000
Elwood Energy 8.159% 7/5/26	1,613,998	1,444,528
Energy Future Holdings
5.55% 11/15/14	1,525,000	1,113,845
10.875% 11/1/17	930,000	651,000
Mirant Americas Generation 8.50% 10/1/21	1,670,000	1,494,650
wMirant Mid Atlantic Pass Through Trust Series A 8.625% 6/30/12	691,435	707,857
NRG Energy
*7.375% 2/1/16	2,094,000	2,086,147
7.375% 1/15/17	355,000	352,338
Orion Power Holdings 12.00% 5/1/10	1,610,000	1,670,374
•Puget Sound Energy 6.974% 6/1/67	1,455,000	1,277,014
*Texas Competitive Electric Holdings 10.25% 11/1/15	1,966,000	1,405,690
		15,505,541
Total Corporate Bonds (cost $373,325,932)		398,275,397

«Senior Secured Loans – 1.20%
Dana Holdings Term Tranche B 9.00% 1/30/15	2,115,386	1,852,728
Energy Futures Holdings Term Tranche B2 6.579% 10/10/14	1,498,070	1,163,656
Harrahs Chester Downs 12.375% 12/31/16	950,000	948,813
Univision Communications Term Tranche Loan B 5.049% 9/29/14	1,295,000	1,041,938
Total Senior Secured Loans (cost $4,410,968)		5,007,135
	Number of
	Shares
Common Stock – 0.56%
†Alliance Imaging	75,066	408,359
P=†Avado Brands	10,211	0
Blackstone Group	34,000	456,279
†Century Communications	4,250,000	0
†Delta Air Lines	48	343
*†DIRECTV Group	12,450	327,435
†Flextronics International	49,950	323,676
†GeoEye	7,900	200,423
†Leap Wireless International	9,300	122,946
†MetroPCS Communications	20,600	128,338
†Mirant	1,775	24,815
*†Mobile Mini	22,073	320,059
P=†Port Townsend	3,285	33
†USGen	1,950,000	0
Total Common Stock (cost $5,623,613)		2,312,706

Convertible Preferred Stock – 0.31%
Crown Castle International 6.25% exercise price $36.88, expiration date 8/15/12	23,600	1,280,300
Total Convertible Preferred Stock (cost $1,016,853)		1,280,300

Preferred Stock – 0.00%
=Port Townsend	657	0
Total Preferred Stock (cost $650,430)		0

Warrant – 0.00%
=†Port Townsend	657	7
Total Warrant (cost $15,768)		7

	Principal
	Amount (U.S. $)
≠Discount Note – 0.89%
Federal Home Loan Bank 0.02% 11/2/09	$3,703,008	3,703,006
Total Discount Note (cost $3,703,006)		3,703,006

Total Value of Securities Before Securities Lending Collateral – 99.50%
(cost $392,530,910)		414,641,310

	Number of
	Shares
Securities Lending Collateral** – 6.15%
Investment Companies
Mellon GSL DBT II Collateral Fund	16,232,032	16,232,032
BNY Mellon SL DBT II Liquidating Fund	9,500,175	9,393,773
@†Mellon GSL Reinvestment Trust II	542,043	54
Total Securities Lending Collateral (cost $26,274,250)		25,625,859

Total Value of Securities – 105.65%
(cost $418,805,160)		440,267,169	©
Obligation to Return Securities Lending Collateral** – (6.31%)		(26,274,250)
Receivables and Other Assets Net of Liabilities (See Notes) – 0.66%		2,736,314
Net Assets Applicable to 110,360,977 Shares Outstanding – 100.00%		$416,729,233

†Non income producing security.
‡Non income producing security. Security is currently in default.
≠The rate shown is the effective yield at time of purchase.
*Fully or partially on loan.
**See Note 4 in “Notes.”
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
fStep coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2009.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2009, the aggregate amount of Rule
144A securities was $147,733,329, which represented 35.45% of the Fund’s net assets. See Note 4 in "Notes."
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At October 31, 2009, the aggregate amount of fair valued securities was $698,144, which represented 0.17% of the Fund’s net assets. See Note 1 in "Notes."
•Variable rate security. The rate shown is the rate as of October 31, 2009.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
@Illiquid security. At October 31, 2009, the aggregate amount of illiquid securities was $12,011,021, which represented 2.88% of the Fund’s net assets. See Note 4 in “Notes.”
PRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At October 31, 2009, the aggregate amount of restricted securities was $33 or 0.00% of the Fund's net assets. See Note 4 in "Notes."
©Includes $26,063,499 of securities loaned.

Summary of abbreviations:
PIK – Pay-in-Kind
SPV – Special Purpose Vehicle

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (GAAP) and are consistently followed by Delaware Group@ Income Fund (Trust) – Delaware High-Yield Opportunities Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing)

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended July 31, 2006 – July 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At October 31, 2009, the Fund held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the year ended October 31, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2009 through December 21, 2009, the date of issuance of the Fund's schedule of portfolio holdings, and determined that there were no material events or transactions other than those already disclosed that would require recognition or disclosure in the Fund’s schedule of portfolio holdings.

2. Investments

At October 31, 2009, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$419,326,337
Aggregate unrealized appreciation	31,398,143
Aggregate unrealized depreciation	(10,457,311)
Net unrealized appreciation	$20,940,832

For federal income tax purposes, at July 31, 2009, capital loss carryforwards of $95,629,167 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $22,209,071 expires in 2010, $424,701 expires in 2014, $2,400,079 in 2015, $30,094,931 expires in 2016 and $40,500,385 expires in 2017.

The Fund applies the amended provisions of Accounting Codification Section 820 (ACS 820), Fair Value Measurements and Disclosures. ACS 820 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ACS 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the ACS 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock	$2,312,673	$-	$33	$2,312,706
Corporate Debt	-	407,927,488	698,103	408,625,591
Short-Term	-	3,703,006	-	3,703,006
Securities Lending Collateral	16,232,032	9,393,773	54	25,625,859
Other	-	-	7	7
Total	$18,544,705	$421,024,267	$698,197	$440,267,169

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Securities
	Corporate	Common	Lending
	Debt	Stock	Collateral	Other	Total
Balance as of 7/31/09	$698,104	$33	$54	$7	$698,198
Net purchases, sales,
and settlements	(11,413)	-	-	-	(11,413)
Net realized gain (loss)	-	-	-	(406,201)	(406,201)
Net transfers in and/or out
of Level 3	-	-	-	-	-
Net change in unrealized,
appreciation/depreciation	11,412	-	-	406,201	417,613
Balance as of 10/31/09	$698,103	$33	$54	$7	$698,197

Net change in unrealized
appreciation/depreciation
from investments
still held as of 10/31/09	$2,068,452	$-	$-	$-	$(1)

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor's Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At October 31, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust's net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Collective Trust other than the Cash/Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2009, the value of securities on loan was $26,063,499, for which the Fund received collateral, comprised of non-cash collateral valued at $457,000, and cash collateral of $26,274,250. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral."

4. Credit and Market Risk
The Fund invests in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

5. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (the parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly owned subsidiaries of Macquarie.

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Fund. As a result, a Special Meeting of Shareholders (Meeting) of the Fund has been scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Fund (New Agreement). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur on or about December 31, 2009. Shareholders of the Fund will receive proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

Schedule of Investments (Unaudited)

Delaware Corporate Bond Fund

October 31, 2009

		Principal	Value
		Amount°	(U.S. $)
Commercial Mortgage-Backed Securities – 1.00%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37	USD	1,349,000	$1,362,490
•Bank of America Commercial Mortgage
Series 2004-3 A5 5.578% 6/10/39		1,340,000	1,377,471
Series 2005-6 AM 5.351% 9/10/47		607,000	528,800
•#Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18		2,154,000	2,099,077
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9 A2 5.134% 5/15/47		2,158,000	2,069,385
#Merrill Lynch Mortgage Investors Series 1998-C3 G 144A 6.00% 12/15/30		1,200,000	184,861
#Merrill Lynch Mortgage Trust Series 2002-MW1 J 144A 5.695% 7/12/34		295,000	98,618
•#Morgan Stanley Capital I Series 1999-FNV1 G 144A 6.12% 3/15/31		443,168	437,951
Total Commercial Mortgage-Backed Securities (cost $9,271,403)			8,158,653

Convertible Bonds – 1.10%
*Amgen 0.375% exercise price $79.48, expiration date 2/1/13		1,102,000	1,089,603
fHologic 2.00% exercise price $38.59, expiration date 12/15/37		1,630,000	1,330,488
Medtronic 1.625% exercise price $55.41, expiration date 4/15/13		1,511,000	1,477,003
ProLogis 2.25% exercise price $75.98, expiration date 4/1/37		3,521,000	3,248,122
Transocean 1.50% exercise price $168.61, expiration date 12/15/37		1,839,000	1,805,497
Total Convertible Bonds (cost $8,032,641)			8,950,713

Corporate Bonds – 86.46%
Banking – 14.21%
AgriBank 9.125% 7/15/19		3,017,000	3,249,300
Bank of America
4.90% 5/1/13		2,335,000	2,433,215
5.30% 3/15/17		2,608,000	2,551,417
6.10% 6/15/17		9,777,000	9,908,998
*Bank of New York Mellon 4.95% 3/15/15		2,284,000	2,449,645
Barclays Bank
5.20% 7/10/14		1,930,000	2,060,146
6.75% 5/22/19		3,824,000	4,307,644
#144A 6.05% 12/4/17		8,259,000	8,427,714
BB&T 5.25% 11/1/19		1,086,000	1,060,030
BB&T Capital Trust II 6.75% 6/7/36		2,200,000	2,095,579
Capital One Financial 7.375% 5/23/14		1,497,000	1,700,734
Citigroup
6.375% 8/12/14		8,910,000	9,462,107
6.50% 8/19/13		2,421,000	2,597,370
@#CoBank ACB 144A 7.875% 4/16/18		2,060,000	2,094,305
#Commonwealth Bank of Australia 144A 5.00% 10/15/19		3,395,000	3,416,864
*Credit Suisse New York 5.30% 8/13/19		1,084,000	1,123,245
#GMAC 144A 6.00% 12/15/11		899,000	851,803
JPMorgan Chase
6.00% 7/5/17		880,000	935,827
6.00% 10/1/17		1,505,000	1,605,554
6.30% 4/23/19		2,660,000	2,924,638
JPMorgan Chase Capital XVIII 6.95% 8/17/36		1,390,000	1,363,172
JPMorgan Chase Capital XXII 6.45% 2/2/37		2,045,000	1,885,349
JPMorgan Chase Capital XXV 6.80% 10/1/37		5,098,000	5,027,974
KeyBank 6.95% 2/1/28		4,700,000	4,138,999
Mellon Bank 5.45% 4/1/16		2,015,000	2,171,032
•National City Bank 0.684% 6/7/17		2,030,000	1,633,789
PNC Bank 6.875% 4/1/18		3,141,000	3,359,739
•#Rabobank Nederland 144A 11.00% 12/29/49		4,020,000	5,059,528
Silicon Valley Bank
5.70% 6/1/12		2,320,000	2,339,063
6.05% 6/1/17		1,870,000	1,745,230
•USB Capital IX 6.189% 10/29/49		4,667,000	3,628,593

Wachovia Bank 5.625% 10/15/16	7,735,000	7,947,759
•Wells Fargo Capital XIII 7.70% 12/29/49	7,256,000	6,784,360
Zions Bancorporation
5.50% 11/16/15	1,933,000	1,511,504
7.75% 9/23/14	1,925,000	1,724,559
		115,576,785
Basic Industry – 5.32%
ArcelorMittal
6.125% 6/1/18	6,063,000	5,998,284
9.00% 2/15/15	1,575,000	1,820,243
9.85% 6/1/19	1,500,000	1,770,660
Cytec Industries 8.95% 7/1/17	1,640,000	1,922,483
Dow Chemical 8.55% 5/15/19	10,685,000	12,218,662
Freeport McMoRan Copper & Gold
8.25% 4/1/15	306,000	328,543
8.375% 4/1/17	3,135,000	3,374,799
#Georgia-Pacific 144A 8.25% 5/1/16	450,000	479,250
Lubrizol
6.50% 10/1/34	4,006,000	4,201,665
8.875% 2/1/19	885,000	1,105,230
#NewPage 144A 11.375% 12/31/14	825,000	827,063
@#Norske Skogindustrier 144A 7.125% 10/15/33	2,037,000	1,089,795
Reliance Steel & Aluminum 6.85% 11/15/36	3,662,000	3,266,610
#Sappi Papier Holding 144A 6.75% 6/15/12	1,270,000	1,185,650
#Severstal 144A 9.75% 7/29/13	1,400,000	1,426,250
#Steel Dynamics 144A 8.25% 4/15/16	832,000	840,320
#Teck Resources 144A
10.25% 5/15/16	94,000	108,805
10.75% 5/15/19	958,000	1,120,860
#Vedanta Resources 144A 8.75% 1/15/14	185,000	185,463
		43,270,635
Brokerage – 4.25%
Goldman Sachs Group
5.25% 10/15/13	1,510,000	1,617,005
5.95% 1/18/18	2,540,000	2,680,668
6.25% 9/1/17	4,222,000	4,524,139
6.75% 10/1/37	1,483,000	1,567,021
Jefferies Group
6.25% 1/15/36	1,605,000	1,260,350
6.45% 6/8/27	6,247,000	5,296,319
LaBranche 11.00% 5/15/12	1,695,000	1,637,794
Lazard Group
6.85% 6/15/17	3,684,000	3,735,060
7.125% 5/15/15	691,000	710,215
Morgan Stanley
5.375% 10/15/15	6,102,000	6,337,385
6.00% 4/28/15	1,317,000	1,410,878
6.25% 8/28/17	2,505,000	2,631,127
@#Nuveen Investments 144A 10.50% 11/15/15	1,325,000	1,179,250
		34,587,211
Capital Goods – 4.15%
Allied Waste North America
6.125% 2/15/14	1,250,000	1,282,950
7.125% 5/15/16	13,014,000	13,845,438
Ball
7.125% 9/1/16	532,000	546,630
*7.375% 9/1/19	798,000	819,945
#BWAY 144A 10.00% 4/15/14	360,000	384,300
#Clean Harbors 144A 7.625% 8/15/16	1,490,000	1,534,700
Eastman Kodak 7.25% 11/15/13	420,000	329,700
*Graham Packaging 9.875% 10/15/14	2,246,000	2,302,150
*Graphic Packaging International 9.50% 8/15/13	558,000	575,438
Tyco International Finance 8.50% 1/15/19	8,451,000	10,324,570
USG
6.30% 11/15/16	1,155,000	999,075
#144A 9.75% 8/1/14	285,000	300,675
#Votorantim Overseas Trading Operations 144A 6.625% 9/25/19	474,000	457,410
		33,702,981
Communications – 13.34%
#American Tower 144A 4.625% 4/1/15	4,745,000	4,806,998

AT&T 6.55% 2/15/39		315,000	341,901
*AT&T Wireless 8.125% 5/1/12		4,430,000	5,064,748
#Cablevision Systems 144A 8.625% 9/15/17		600,000	624,000
*#Charter Communications Operating 144A 12.875% 9/15/14		1,349,000	1,497,390
Comcast 4.95% 6/15/16		4,345,000	4,458,822
#Cox Communications 144A
5.875% 12/1/16		1,605,000	1,674,299
8.375% 3/1/39		4,595,000	5,525,644
*Cricket Communications 9.375% 11/1/14		869,000	847,275
*Crown Castle International 9.00% 1/15/15		719,000	762,140
#CSC Holdings 144A
8.50% 4/15/14		612,000	649,485
8.50% 6/15/15		460,000	488,175
DirecTV Holdings 7.625% 5/15/16		9,260,000	10,060,091
#DISH DBS 144A 7.875% 9/1/19		1,740,000	1,790,025
Inmarsat Finance II 10.375% 11/15/12		1,494,000	1,550,025
#Intelsat Bermuda 144A 11.25% 2/4/17		2,100,000	2,100,000
Intelsat Jackson Holdings 11.25% 6/15/16		1,088,000	1,164,160
#Interpublic Group 144A 10.00% 7/15/17		495,000	534,600
Level 3 Financing 9.25% 11/1/14		705,000	630,975
#MetroPCS Wireless 144A 9.25% 11/1/14		553,000	559,913
#Nielsen Finance 144A 11.50% 5/1/16		750,000	800,625
#PAETEC Holding 144A 8.875% 6/30/17		746,000	742,270
#Qwest 144A 8.375% 5/1/16		549,000	569,588
Shaw Communications 5.65% 10/1/19	CAD	418,000	394,101
Sprint Nextel 6.00% 12/1/16	USD	3,065,000	2,651,225
Telecom Italia Capital
5.25% 10/1/15		4,006,000	4,157,247
6.20% 7/18/11		94,000	100,051
7.175% 6/18/19		7,213,000	8,010,635
Telesat Canada 11.00% 11/1/15		665,000	724,850
Time Warner Cable 6.75% 7/1/18		2,881,000	3,176,853
Verizon Communications 6.40% 2/15/38		2,000,000	2,139,122
Videotron 6.875% 1/15/14		1,201,000	1,207,005
#Vimpelcom 144A 9.125% 4/30/18		1,780,000	1,864,550
#Vivendi 144A
5.75% 4/4/13		9,190,000	9,803,128
6.625% 4/4/18		4,317,000	4,680,681
Vodafone Group
5.00% 9/15/15		7,559,000	8,005,374
5.45% 6/10/19		2,260,000	2,374,135
#Wind Acquisition Finance 144A 11.75% 7/15/17		2,340,000	2,655,900
WPP Finance UK 8.00% 9/15/14		8,391,000	9,318,549
			108,506,555
Consumer Cyclical – 8.09%
Burlington Coat Factory Investment Holdings 14.50% 10/15/14		1,150,000	1,150,000
Burlington Coat Factory Warehouse 11.125% 4/15/14		2,005,000	2,080,188
CVS Caremark 6.125% 9/15/39		5,120,000	5,190,011
w#CVS Pass Through Trust 144A 8.353% 7/10/31		4,774,577	5,436,238
Darden Restaurants
6.20% 10/15/17		10,065,000	10,646,363
6.80% 10/15/37		3,160,000	3,270,881
Ford Motor Credit
7.50% 8/1/12		500,000	487,223
9.875% 8/10/11		1,349,000	1,380,411
#Galaxy Entertainment Finance 144A 9.875% 12/15/12		600,000	591,000
Goodyear Tire & Rubber 10.50% 5/15/16		882,000	959,175
#Harrah's Operating 144A 10.00% 12/15/18		1,335,000	1,021,275
#Harrah's Operating Escrow 144A 11.25% 6/1/17		832,000	852,800
#Invista 144A 9.25% 5/1/12		450,000	456,750
Levi Strauss 9.75% 1/15/15		899,000	943,950
Macy's Retail Holdings
6.65% 7/15/24		1,547,000	1,318,818
8.875% 7/15/15		1,799,000	1,911,438
10.625% 11/1/10		1,034,000	1,087,724
MGM Mirage
13.00% 11/15/13		435,000	495,900
#144A 10.375% 5/15/14		216,000	231,120
#144A 11.125% 11/15/17		279,000	308,295

Nordstrom
6.25% 1/15/18		5,627,000	5,953,247
6.75% 6/1/14		3,174,000	3,540,407
*OSI Restaurant Partners 10.00% 6/15/15		1,850,000	1,572,500
#Pinnacle Entertainment 144A 8.625% 8/1/17		805,000	805,000
Quiksilver 6.875% 4/15/15		2,000,000	1,555,000
Ryland Group 8.40% 5/15/17		378,000	404,460
*Sally Holdings 10.50% 11/15/16		621,000	661,365
Target
6.50% 10/15/37		2,428,000	2,692,647
7.00% 1/15/38		2,653,000	3,106,570
#Volvo Treasury 144A 5.95% 10/1/15		5,555,000	5,653,635
			65,764,391
Consumer Non-Cyclical – 7.03%
AmBev International Finance 9.50% 7/24/17	BRL	2,446,000	1,354,105
#Anheuser-Busch InBev Worldwide 144A
5.375% 1/15/20	USD	8,950,000	9,116,407
7.20% 1/15/14		3,000	3,383
*ARAMARK 8.50% 2/1/15		238,000	241,570
Beckman Coulter
6.00% 6/1/15		926,000	1,021,589
7.00% 6/1/19		3,111,000	3,575,843
#Bio-Rad Laboratories 144A 8.00% 9/15/16		279,000	288,068
#CareFusion 144A 6.375% 8/1/19		10,850,000	11,722,979
Community Health Systems 8.875% 7/15/15		1,115,000	1,151,238
Delhaize Group 5.875% 2/1/14		180,000	194,018
HCA
9.25% 11/15/16		1,343,000	1,406,793
PIK 9.625% 11/15/16		340,000	361,675
Hospira 6.40% 5/15/15		5,490,000	6,108,064
*Jarden 7.50% 5/1/17		387,000	383,130
Medco Health Solutions 7.125% 3/15/18		5,705,000	6,468,614
Quest Diagnostics
5.45% 11/1/15		7,279,000	7,702,703
6.40% 7/1/17		1,183,000	1,297,526
6.95% 7/1/37		931,000	1,065,507
US Oncology Holdings PIK 6.428% 3/15/12		800,000	708,000
Select Medical 7.625% 2/1/15		850,000	805,375
@#Seminole Indian Tribe of Florida 144A 7.804% 10/1/20		900,000	765,954
Supervalu 7.50% 11/15/14		1,380,000	1,383,450
			57,125,991
Electric – 7.32%
AES 8.00% 6/1/20		1,500,000	1,507,500
Ameren 8.875% 5/15/14		4,265,000	4,787,339
#Calpine Construction Finance 144A 8.00% 6/1/16		832,000	848,640
#Centrais Eletricas Brasileiras 144A 6.875% 7/30/19		3,550,000	3,736,375
CMS Energy 8.75% 6/15/19		2,680,000	2,963,622
Duke Energy 5.05% 9/15/19		3,860,000	3,899,515
#Enel Finance International 144A
3.875% 10/7/14		1,990,000	2,014,992
*5.125% 10/7/19		9,755,000	9,958,577
Illinois Power 9.75% 11/15/18		6,071,000	7,607,934
Indiana Michigan Power 7.00% 3/15/19		2,792,000	3,156,842
Ipalco Enterprises 8.625% 11/14/11		247,000	255,028
NRG Energy
7.375% 2/1/16		920,000	916,550
7.375% 1/15/17		880,000	873,400
*Pennsylvania Electric 5.20% 4/1/20		9,250,000	9,310,911
@#Power Receivables Finance 144A 6.29% 1/1/12		82,765	84,447
•Puget Sound Energy 6.974% 6/1/67		850,000	746,022
•Wisconsin Energy 6.25% 5/15/67		7,839,000	6,829,744
			59,497,438
Energy – 3.95%
Chesapeake Energy 7.25% 12/15/18		1,439,000	1,399,428
Massey Energy 6.875% 12/15/13		1,115,000	1,106,638
Nexen 7.50% 7/30/39		6,725,000	7,450,352
Noble Energy 8.25% 3/1/19		7,046,000	8,463,965
#PetroHawk Energy 144A 10.50% 8/1/14		773,000	846,435
Pride International 8.50% 6/15/19		9,375,000	10,523,437
Weatherford International 9.625% 3/1/19		1,900,000	2,356,097
			32,146,352

Finance Companies – 4.96%
Capital One Bank 8.80% 7/15/19	7,282,000	8,639,576
Capital One Capital V 10.25% 8/15/39	750,000	858,116
Cardtronics 9.25% 8/15/13	1,290,000	1,315,800
FTI Consulting 7.75% 10/1/16	328,000	331,280
General Electric Capital 6.00% 8/7/19	18,209,000	19,174,696
•*#ILFC E-Capital Trust II 144A 6.25% 12/21/65	2,100,000	1,008,000
International Lease Finance
5.35% 3/1/12	2,496,000	2,047,481
5.625% 9/20/13	661,000	502,518
5.875% 5/1/13	1,933,000	1,478,523
6.375% 3/25/13	1,525,000	1,207,047
6.625% 11/15/13	1,460,000	1,127,485
@#Mantis Reef 144A 4.799% 11/3/09	1,925,000	1,925,000
PHH 7.125% 3/1/13	805,000	728,525
		40,344,047
Insurance – 2.90%
•Chubb 6.375% 3/29/67	4,396,000	4,055,310
•#MetLife Capital Trust X 144A 9.25% 4/8/38	5,980,000	6,535,519
‡w@#Twin Reefs Pass Through Trust 144A 0.00% 12/31/49	3,100,000	10,075
UnitedHealth Group
5.80% 3/15/36	1,997,000	1,877,749
6.00% 2/15/18	5,760,000	6,052,481
WellPoint
5.00% 1/15/11	1,759,000	1,823,066
6.00% 2/15/14	1,595,000	1,728,055
7.00% 2/15/19	1,335,000	1,513,676
		23,595,931
Natural Gas – 8.22%
El Paso
7.25% 6/1/18	220,000	220,777
8.25% 2/15/16	220,000	228,844
Enbridge Energy Partners 9.875% 3/1/19	6,993,000	8,838,544
Energy Transfer Partners 9.70% 3/15/19	3,831,000	4,751,248
Enterprise Products Operating
•8.375% 8/1/66	7,345,000	7,207,200
9.75% 1/31/14	3,129,000	3,778,293
Kinder Morgan Energy Partners
6.85% 2/15/20	6,170,000	6,844,930
9.00% 2/1/19	4,815,000	5,879,789
MarkWest Energy Partners 8.75% 4/15/18	499,000	512,723
#Midcontinent Express Pipeline 144A 6.70% 9/15/19	3,700,000	3,748,866
Plains All American Pipeline 5.75% 1/15/20	12,195,000	12,559,971
Sempra Energy 6.00% 10/15/39	6,105,000	6,137,808
•TransCanada Pipelines 6.35% 5/15/67	5,942,000	5,538,835
Williams 7.50% 1/15/31	540,000	559,725
		66,807,553
Real Estate – 1.20%
Developers Diversified Realty 9.625% 3/15/16	1,415,000	1,437,990
ProLogis 7.375% 10/30/19	4,955,000	4,979,244
Regency Centers 5.875% 6/15/17	2,310,000	2,179,201
•#USB Realty 144A 6.091% 12/29/49	1,600,000	1,124,800
		9,721,235
Technology – 0.81%
*First Data 9.875% 9/24/15	2,550,000	2,365,125
*Freescale Semiconductor 8.875% 12/15/14	2,235,000	1,827,113
Xerox 8.25% 5/15/14	2,107,000	2,429,967
		6,622,205
Transportation – 0.71%
CSX 6.25% 3/15/18	5,289,000	5,775,667
		5,775,667
Total Corporate Bonds (cost $665,484,918)		703,044,977

Foreign Agencies – 1.62%Δ
Cayman Islands – 0.83%
*Petrobras International Finance
5.75% 1/20/20	4,455,000	4,463,910
6.875% 1/20/40	2,270,000	2,279,080
		6,742,990

Germany – 0.16%
KFW 10.00% 5/15/12	BRL	2,390,000	1,359,133
			1,359,133
Republic of Korea – 0.63%
Export-Import Bank of Korea 5.875% 1/14/15	USD	4,830,000	5,102,392
			5,102,392
Total Foreign Agencies (cost $12,768,051)			13,204,515

Municipal Bonds – 1.77%
California State Taxable Build America Bonds
7.30% 10/1/39		6,550,000	6,643,207
(Various Purposes) 7.55% 4/1/39		7,425,000	7,787,117
Total Municipal Bonds (cost $14,195,719)			14,430,324

Non-Agency Asset-Backed Securities – 0.97%
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20		1,147,000	1,264,219
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39		2,837,000	3,256,377
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		1,960,000	2,146,744
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31		425,000	396,316
Mid-State Trust
Series 11 A1 4.864% 7/15/38		160,496	145,784
Series 2004-1 A 6.005% 8/15/37		187,651	179,945
Series 2005-1 A 5.745% 1/15/40		216,041	207,590
PStructured Asset Securities Series 2001-SB1 A2 3.375% 8/25/31		405,348	326,692
Total Non-Agency Asset-Backed Securities (cost $7,308,042)			7,923,667

Non-Agency Collateralized Mortgage Obligations – 0.30%
•@First Horizon Alternative Mortgage Securities Series 2006-FA2 B1 5.963% 5/25/36		1,852,562	109,051
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		342,931	283,193
•Wells Fargo Mortgage-Backed Securities Trust Series 2006-AR6 7A1 5.113% 3/25/36		2,305,047	2,064,778
Total Non-Agency Collateralized Mortgage Obligations (cost $4,397,780)			2,457,022

Regional Authority – 0.08%Δ
Canada – 0.08%
Province of Ontario Province Canada 4.40% 6/2/19	CAD	704,000	665,629
Total Regional Authority (cost $671,506)			665,629

«Senior Secured Loans – 2.05%
Avis Budget Car Rental Term Tranche Loan B 4.23% 4/19/12	USD	750,000	708,203
Bausch & Lomb
Parent Term Tranche Loan B 3.533% 4/11/15		958,816	915,866
Term Tranche Loan DD 3.515% 4/11/15		232,841	222,411
Burlington Coat Factory Term Tranche Loan 3M 2.923% 5/28/13		930,000	851,536
Chester Downs & Marina Term Tranche Loan 12.375% 12/31/16		1,000,000	998,750
Dana Holdings Term Tranche Loan B 7.231% 6/30/15		735,000	643,739
Delta Air Lines Term Tranche Loan 3M 8.75% 9/16/13		1,060,000	1,062,210
Flextronics International Term Tranche Loan B 3.79% 10/1/12		1,402,843	1,331,998
Ford Motor Term Tranche Loan B 3.288% 12/15/13		1,087,189	970,251
Harrahs Operating Term Tranche Loan B2 9.50% 10/31/16		1,450,000	1,423,036
Level 3 Communications Term Tranche Loan A 2.53% 3/13/14		775,000	671,185
Nuveen Investments
Term Tranche Loan B 3.384% 11/13/14		693,495	601,857
Term Tranche Loan Second Lien 12.50% 7/9/15		685,000	702,125
Rite Aid Term Tranche Loan 9.50% 6/5/15		1,100,000	1,134,650
Texas Competitive Electric Holdings Term Tranche Loan B2 3.745% 10/10/14		1,478,261	1,148,269
Univision Communications Term Tranche Loan B 2.533% 9/29/14		1,460,000	1,174,694
Warner Chilcott
Delayed Draw Term Tranche Loan 1.75% 4/30/15		130,508	131,047
Term Tranche Loan A 5.50% 10/30/14		372,881	374,420
Term Tranche Loan B 5.75% 4/30/15		186,441	187,210
Term Tranche Loan B2 5.75% 10/30/14		410,169	411,861
Wrigley (WM) Jr Term Tranche Loan B 6.50% 7/17/14		1,029,875	1,044,685
Total Senior Secured Loans (cost $16,183,263)			16,710,003

Sovereign Debt – 0.97%Δ
Brazil – 0.20%
Republic of Brazil
*12.50% 1/5/16	BRL	1,671,000	1,076,871
12.50% 1/5/22	BRL	880,000	558,369
			1,635,240

Indonesia – 0.22%
Indonesia Government 10.75% 5/15/16	IDR	16,033,000,000	1,769,818
			1,769,818
Mexico – 0.20%
Mexican Bonos
7.25% 12/15/16	MXN	1,886,000	139,056
10.00% 11/20/36	MXN	16,752,000	1,449,425
			1,588,481
Poland – 0.06%
Poland Government Bond 5.50% 10/25/19	PLN	1,500,000	496,805
			496,805
Republic of Korea – 0.29%
*#Korea Expressway 144A 4.50% 3/23/15	USD	2,360,000	2,361,126
			2,361,126
Total Sovereign Debt (cost $7,331,702)			7,851,470

Supranational Banks – 0.64%
European Investment Bank 11.25% 2/14/13	BRL	1,440,000	845,509
International Bank of Reconstruction & Development 5.75% 10/21/19	AUD	2,473,000	2,118,036
International Finance 5.75% 6/24/14	AUD	2,473,000	2,202,564
Total Supranational Banks (cost $4,935,487)			5,166,109

U.S. Treasury Obligations – 1.02%
U.S. Treasury Bond 4.25% 5/15/39	USD	4,890,000	4,902,992
U.S. Treasury Notes
2.375% 9/30/14		1,565,000	1,571,719
*3.625% 8/15/19		1,785,000	1,819,865
Total U.S. Treasury Obligations (cost $8,238,190)			8,294,576

		Number of
		Shares
Common Stock – 0.00%
Masco		251	2,950
*†UAL		40	260
Total Common Stock (cost $1,783)			3,210

•Preferred Stock – 0.46%
*PNC Financial Services Group 8.25%		3,687,000	3,699,691
Total Preferred Stock (cost $3,626,350)			3,699,691

		Principal
		Amount°
≠Discount Note – 0.20%
Federal Home Loan Bank 0.022% 11/2/09	USD	1,598,003	1,598,002
Total Discount Note (cost $1,598,002)			1,598,002

Total Value of Securities Before Securities Lending Collateral – 98.64%
(cost $764,044,837)			802,158,561

		Number of
		Shares
Securities Lending Collateral** – 1.44%
Mellon GSL DBT II Collateral Fund		9,191,949	9,191,949
BNY Mellon SL DBT II Liquidating Fund		2,540,667	2,512,212
†@Mellon GSL Reinvestment Trust II		242,932	24
Total Securities Lending Collateral (cost $11,975,548)			11,704,185

Total Value of Securities – 100.08%
(cost $776,020,385)			813,862,746	©
Obligation to Return Securities Lending Collateral** – (1.47%)			(11,975,548)
Receivables and Other Assets Net of Liabilities (See Notes) – 1.39%			11,304,077
Net Assets Applicable to 141,154,256 Shares Outstanding – 100.00%			$813,191,275

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
EUR – European Monetary Unit
GBP – British Pound Sterling

IDR – Indonesia Rupiah
KRW – South Korean Won
MXN – Mexican Peso
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
SEK – Swedish Krona
USD – United States Dollar

@Illiquid security. At October 31, 2009, the aggregate amount of illiquid securities was $7,257,901, which represented 0.89% of the Fund’s net assets. See Note 5 in “Notes.”
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2009, the aggregate amount of Rule 144A securities was $148,655,538, which represented 18.28% of the Fund’s net assets. See Note 5 in "Notes."
PRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At October 31, 2009, the aggregate amount of restricted securities was $326,692 or 0.04% of the Fund's net assets. See Note 5 in "Notes."
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
«Senior Secured Loans generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
ΔSecurities have been classified by country of origin.
•Variable rate security. The rate shown is the rate as of October 31, 2009.
†Non income producing security.
fStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2009.
*Fully or partially on loan.
**See Note 3 in “Notes.”
©Includes $11,704,204 of securities loaned.
≠The rate shown is the effective yield at the time of purchase.

Summary of Abbreviations:
CDS – Credit Default Swap
MASTR – Mortgage Asset Securitization Transactions, Inc.
PIK – Pay-in-kind
yr – Year

1The following foreign currency exchange contracts and swap contracts were outstanding at October 31, 2009:

Foreign Currency Exchange Contracts

					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	(328,090)	USD	302,302	12/1/09	$ 8,025
CAD	1,440,178	USD	(1,360,616)	12/1/09	(29,982)
CAD	(814,513)	USD	769,882	12/1/09	17,324
EUR	241,477	USD	(362,671)	12/1/09	(7,366)
GBP	425,740	USD	(695,531)	12/1/09	3,329
IDR	3,419,640,000	USD	(360,341)	12/1/09	(4,447)
KRW	3,199,517,631	USD	(2,722,994)	12/1/09	(27,778)
NOK	19,662,240	USD	(3,541,661)	12/1/09	(112,462)
NOK	3,822,099	USD	(688,493)	12/1/09	(21,898)
NZD	2,144,017	USD	(1,610,157)	12/1/09	(76,986)
PLN	2,635,698	USD	(946,119)	12/1/09	(37,269)
SEK	12,020,998	USD	(1,769,412)	12/1/09	(74,514)
					$(364,024)

Swap Contracts
CDS Contracts
				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Barclays Capital
Macy’s CDS	$965,000	5.00%	6/20/19	$(63,720)
JPMorgan Securities
Donnelley (R.R.) & Sons CDS	2,800,000	5.00%	6/20/14	(447,711)

Protection Sold:
Citigroup Global Markets
MetLife 5 yr CDS	2,335,000	5.00%	9/20/14	76,952
JPMorgan Securities
MetLife 5 yr CDS	2,645,000	1.00%	12/20/14	8,952
UnitedHealth Group 5 yr CDS	2,635,000	1.00%	12/19/14	(45,271)
UnitedHealth Group 5 yr CDS	1,895,000	1.00%	12/20/14	(18,331)
Total				$(489,129)

The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 4 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (GAAP) and are consistently followed by Delaware Group® Income Funds - Delaware Corporate Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or new events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes - No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended July 31, 2006 – July 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At October 31, 2009, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the period ended October 31, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2009 through December 21, 2009, the date of issuance of the Fund's schedule of portfolio holdings, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund's schedule of portfolio holdings.

2. Investments

At October 31, 2009, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At October 31, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$776,663,112
Aggregate unrealized appreciation	48,296,286
Aggregate unrealized depreciation	(11,096,652)
Net unrealized appreciation	$37,199,634

For federal income tax purposes, at July 31, 2009, capital loss carryforwards of $25,732,798 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $11,910 expires in 2013, $519,965 expires in 2014, $2,882,352 expires in 2015, and $22,318,571 expires in 2017.

The Fund applies the amended provisions of Accounting Codification Section 820 (ACS 820), Fair Value Measurements. ACS 820 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ACS 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the ACS 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Agency Asset-Backed &
Mortgage-Backed Securities	$-	$18,539,342	$-	$18,539,342
Common Stock	3,210	-	-	3,210
Corporate Debt	-	728,705,693	-	728,705,693
Foreign Debt	-	26,042,214	845,509	26,887,723
Municipal Bonds	-	14,430,324	-	14,430,324
U.S. Treasury Obligations	8,294,576	-	-	8,294,576
Short-Term	-	1,598,002	-	1,598,002
Securities Lending Collateral	9,191,949	2,512,212	24	11,704,185
Other	-	3,699,691	-	3,699,691
Total	$17,489,735	$795,527,478	$845,533	$813,862,746

Derivatives	$-	$(853,153)	$-	$(853,153)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset
	Backed and
	Mortgage-			Securities
	Backed	Corporate	Foreign	Lending
	Securities	Debt	Debt	Collateral	Other	Total
Balance as of 7/31/09	$384,247	$1,449,007	$1,328,013	$24	$-	$3,161,291
Net purchases, sales,
and settlements	-	(1,790,064)	-	-	-	(1,790,064)
Net realized gain (loss)	-	(1,647,990)	-	-	(135,295)	(1,783,285)
Net transfers in and/or out
of Level 3	(562,010)	-	(531,197)	-	-	(1,093,207)
Net change in unrealized
appreciation/depreciation	177,763	1,989,047	48,693	-	135,295	2,350,798
Balance as of 10/31/09	$-	$-	$845,509	$24	$-	$845,533

Net change in unrealized
appreciation/depreciation
from investments
still held as of 10/31/09	$-	$-	$51,581	$-	$-	$51,581

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor's Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At October 31, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust's net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Collective Trust other than the Cash/Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2009, the value of securities on loan was $11,704,204, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the schedule of investments under the caption "Securities Lending Collateral."

4. Derivatives
The Fund applies the amended provisions of Accounting Codification Section 815 (ACS 815), Derivatives and Hedging Activities (ACS 815). ACS 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Financial Futures Contracts – The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation; the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended October 31, 2009, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

The Fund may sell credit default swaps which expose it to risk of loss from credit risk related events specified in the contract. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default. As disclosed in the footnotes to the Schedule of Investments, the aggregate fair value of credit default swaps in a net liability position as of October 31, 2009 was $489,129. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps was $1,270,000. If a credit event had occurred as of October 31, 2009, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have been required to receive $5,745,000 less the value of the contracts' related reference obligations.

CDS may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of October 31, 2009 was as follows:
	Asset Derivatives		Liability Derivatives
	Schedule of		Schedule of
	investments		investments
	Location	Fair Value	Location	Fair Value
	Receivables and		Receivables and
	other assets net of		other assets net
Foreign exchange contracts (Currency)	Liabilities	$28,678	of Liabilities	$(392,702)

	Receivables and		Receivables and
	other assets net of		other assets net
Credit contracts (Swaps)	Liabilities	85,904	of Liabilities	(575,033)

Total		$114,582		$(967,735)

The effect of derivative instruments on the statement of operations for the period ended October 31, 2009 was as follows:

		Realized Gain or	Change in Unrealized
		Loss on	Appreciation or
	Location of Gain or	Derivatives	Depreciation on
	Loss on Derivatives	Recognized in	Derivatives
	Recognized in Income	Income	Recognized in Income
Foreign exchange contracts (Currency)
	Net realized and
	unrealized gain (loss)
	on investments and
	foreign currencies from
	foreign currencies	$1,064,007	$(430,966)
Credit contracts (Swaps)
	Net realized and
	unrealized loss on
	investments and foreign
	currencies from swap
	contracts	(8,386)	3,017
Total		$1,055,621	$(427,949)

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly-owned subsidiaries of Macquarie.

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Fund. As a result, a Special Meeting of Shareholders (Meeting) of the Fund has been scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Fund (New Agreement). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur on or about December 31, 2009. Shareholders of the Fund will receive proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

Schedule of Investments (Unaudited)

Delaware Extended Duration Bond Fund

October 31, 2009

		Principal	Value
		Amount°	(U.S. $)
Agency Collateralized Mortgage Obligation – 1.31%
Freddie Mac Reference REMIC Series R008 ZA 6.00% 7/15/36	USD	3,322,261	$3,500,245
Total Agency Collateralized Mortgage Obligation (cost $3,102,443)			3,500,245

Commercial Mortgage-Backed Securities – 1.52%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37		715,000	722,150
•Bank of America Commercial Mortgage
Series 2004-3 A5 5.578% 6/10/39		665,000	683,595
Series 2005-6 AM 5.351% 9/10/47		315,000	274,419
•Bear Stearns Commercial Mortgage Securities Series 2007-T28 A4 5.742% 9/11/42		740,000	745,010
•#Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18		610,000	594,446
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9 A2 5.134% 5/15/47		750,000	719,202
#Merrill Lynch Mortgage Investors Series 1998-C3 G 144A 6.00% 12/15/30		500,000	77,025
Merrill Lynch Mortgage Trust
#Series 2002-MW1 J 144A 5.695% 7/12/34		110,000	36,773
Series 2005-CIP1 A2 4.96% 7/12/38		50,000	50,204
•#Morgan Stanley Capital I Series 1999-FNV1 G 144A 6.12% 3/15/31		149,328	147,571
Total Commercial Mortgage-Backed Securities (cost $4,447,109)			4,050,395

Convertible Bonds – 1.33%
*Amgen 0.375% exercise price $79.48, expiration date 2/1/13		445,000	439,994
ΦHologic 2.00% exercise price $38.59, expiration date 12/15/37		550,000	448,938
Medtronic 1.625% exercise price $55.41, expiration date 4/15/13		610,000	596,275
ProLogis 2.25% exercise price $75.98, expiration date 4/1/37		1,420,000	1,309,949
Transocean 1.50% exercise price $168.61, expiration date 12/15/37		750,000	737,813
Total Convertible Bonds (cost $3,152,270)			3,532,969

Corporate Bonds– 84.63%
Banking – 13.72%
AgriBank 9.125% 7/15/19		1,210,000	1,303,166
Bank of America 6.10% 6/15/17		4,035,000	4,089,446
Barclays Bank
6.75% 5/22/19		1,780,000	2,005,127
#144A 6.05% 12/4/17		1,580,000	1,612,276
BB&T Capital Trust II 6.75% 6/7/36		2,903,000	2,765,212
Citigroup
*6.125% 5/15/18		3,005,000	3,046,226
8.125% 7/15/39		760,000	887,108
@#CoBank ACB 144A 7.875% 4/16/18		935,000	950,571
#GMAC 144A 6.00% 12/15/11		400,000	379,000
*JPMorgan Chase 6.00% 10/1/17		345,000	368,050
JPMorgan Chase Capital XVIII 6.95% 8/17/36		1,060,000	1,039,541
JPMorgan Chase Capital XXII 6.45% 2/2/37		725,000	668,400
JPMorgan Chase Capital XXV 6.80% 10/1/37		3,880,000	3,826,704
KeyBank 6.95% 2/1/28		1,685,000	1,483,875
•#Rabobank Nederland 144A 11.00% 12/29/49		1,480,000	1,862,712
Silicon Valley Bank 6.05% 6/1/17		805,000	751,289
•USB Capital IX 6.189%10/29/49		2,925,000	2,274,188
Wachovia Bank 6.60% 1/15/38		2,910,000	3,179,742
•Wells Fargo Capital XIII 7.70% 12/29/49		2,920,000	2,730,200
Zions Bancorporation
5.50% 11/16/15		790,000	617,738
7.75% 9/23/14		750,000	671,906
			36,512,477
Basic Industry – 5.18%
ArcelorMittal
6.125% 6/1/18		2,115,000	2,092,424
*9.00% 2/15/15		145,000	167,578
9.85% 6/1/19		505,000	596,122
Cytec Industries 8.95% 7/1/17		530,000	621,290
Dow Chemical
8.55% 5/15/19		925,000	1,057,769
9.40% 5/15/39		2,150,000	2,652,306

Freeport McMoRan Copper & Gold
8.25% 4/1/15	130,000	139,577
8.375% 4/1/17	1,070,000	1,151,845
#Georgia-Pacific 144A 8.25% 5/1/16	185,000	197,025
Lubrizol 6.50% 10/1/34	970,000	1,017,378
#NewPage 144A 11.375% 12/31/14	325,000	325,813
@#Norske Skogindustrier 144A 7.125% 10/15/33	1,055,000	564,425
Reliance Steel & Aluminum 6.85% 11/15/36	1,277,000	1,139,121
#Sappi Papier Holding 144A 6.75% 6/15/12	485,000	452,788
#Severstal 144A 9.75% 7/29/13	553,000	563,369
#Steel Dynamics 144A 8.25% 4/15/16	420,000	424,200
#Teck Resources 144A
10.25% 5/15/16	40,000	46,300
10.75% 5/15/19	400,000	468,000
#Vedanta Resources 144A 8.75% 1/15/14	109,000	109,273
		13,786,603
Brokerage – 5.01%
Goldman Sachs Group 6.75% 10/1/37	5,974,000	6,312,463
Jefferies Group
6.25% 1/15/36	515,000	404,411
6.45% 6/8/27	2,590,000	2,195,849
LaBranche 11.00% 5/15/12	600,000	579,750
Lazard Group 6.85% 6/15/17	1,271,000	1,288,616
Morgan Stanley 6.25% 8/28/17	2,045,000	2,147,966
@#Nuveen Investments 144A 10.50% 11/15/15	460,000	409,400
		13,338,455
Capital Goods – 4.16%
Allied Waste North America
6.125% 2/15/14	430,000	441,335
7.125% 5/15/16	3,010,000	3,202,302
Ball
7.125% 9/1/16	188,000	193,170
7.375% 9/1/19	282,000	289,755
#BWAY 144A 10.00% 4/15/14	400,000	427,000
#Clean Harbors 144A 7.625% 8/15/16	520,000	535,600
*Eastman Kodak 7.25% 11/15/13	150,000	117,750
Graham Packaging 9.875% 10/15/14	465,000	476,625
*Graphic Packaging International 9.50% 8/15/13	230,000	237,188
L-3 Communications Holdings 6.125% 7/15/13	340,000	344,250
Tyco International Finance 8.50% 1/15/19	1,590,000	1,942,500
USG
6.30% 11/15/16	405,000	350,325
#144A 9.75% 8/1/14	100,000	105,500
*#Votorantim Overseas Trading Operations 144A 6.625% 9/25/19	169,000	163,085
Waste Management 7.75% 5/15/32	900,000	1,096,374
WMX Technologies 7.10% 8/1/26	1,025,000	1,132,476
		11,055,235
Communications – 15.92%
#American Tower 144A 4.625% 4/1/15	1,435,000	1,453,750
AT&T
6.40% 5/15/38	1,250,000	1,324,795
6.50% 9/1/37	445,000	476,074
6.55% 2/15/39	2,030,000	2,203,360
#Cablevision Systems 144A 8.625% 9/15/17	250,000	260,000
#CC Holdings GS V 144A 7.75% 5/1/17	235,000	247,925
#Charter Communications Operating Capital 144A 12.875% 9/15/14	675,000	749,250
Comcast
6.55% 7/1/39	1,350,000	1,411,528
6.95% 8/15/37	967,000	1,058,165
#Cox Communications 144A
6.95% 6/1/38	2,305,000	2,421,741
8.375% 3/1/39	1,425,000	1,713,611
*Cricket Communications 9.375% 11/1/14	355,000	346,125
*Crown Castle International 9.00% 1/15/15	660,000	699,600
*#CSC Holdings 144A 8.50% 4/15/14	329,000	349,151
Deutsche Telekom International Finance 8.75% 6/15/30	1,335,000	1,725,909
DirecTV Holdings 7.625% 5/15/16	2,650,000	2,878,968
#DISH DBS 144A 7.875% 9/1/19	635,000	653,256
Inmarsat Finance II 10.375% 11/15/12	700,000	726,250

#Intelsat Bermuda 144A 11.25% 2/4/17		740,000	740,000
Intelsat Jackson Holdings 11.25% 6/15/16		460,000	492,200
#Interpublic Group 144A 10.00% 7/15/17		195,000	210,600
Level 3 Financing 9.25% 11/1/14		245,000	219,275
#MetroPCS Wireless 144A 9.25% 11/1/14		275,000	278,438
#Nielsen Finance 144A 11.50% 5/1/16		275,000	293,563
#Nordic Telephone Holdings 144A 8.875% 5/1/16		375,000	391,875
#PAETEC Holding 144A 8.875% 6/30/17		300,000	298,500
#Qwest 144A 8.375% 5/1/16		230,000	238,625
Shaw Communications 5.65% 10/1/19	CAD	153,000	144,252
Sprint Nextel 6.00% 12/1/16	USD	890,000	769,850
Telecom Italia Capital 7.721% 6/4/38		4,290,000	4,990,368
Telesat Canada 11.00% 11/1/15		230,000	250,700
Time Warner Cable 6.75% 6/15/39		1,585,000	1,684,248
Verizon Communications 6.40% 2/15/38		2,880,000	3,080,336
#Videotron 144A 9.125% 4/15/18		500,000	543,750
#Vimpelcom 144A 9.125% 4/30/18		600,000	628,500
Virgin Media Finance 8.75% 4/15/14		450,000	461,250
#Vivendi 144A
5.75% 4/4/13		1,655,000	1,765,417
6.625% 4/4/18		2,970,000	3,220,205
#Wind Acquisition Finance 144A 11.75% 7/15/17		860,000	976,100
			42,377,510
Consumer Cyclical – 7.87%
Burlington Coat Factory Investment Holdings 14.50% 10/15/14		400,000	400,000
CVS Caremark 6.125% 9/15/39		2,000,000	2,027,348
w#CVS Pass Through Trust 144A 8.353% 7/10/31		2,191,087	2,494,728
Darden Restaurants 6.80% 10/15/37		3,765,000	3,897,109
Ford Motor Credit 9.875% 8/10/11		650,000	665,135
#Galaxy Entertainment Finance 144A 9.875% 12/15/12		325,000	320,125
Goodyear Tire & Rubber 10.50% 5/15/16		315,000	342,563
#Harrah's Operating 144A 10.00% 12/15/18		475,000	363,375
#Harrah's Operating Escrow 144A 11.25% 6/1/17		335,000	343,375
#Invista 144A 9.25% 5/1/12		200,000	203,000
Macy's Retail Holdings
6.65% 7/15/24		1,000,000	852,500
8.875% 7/15/15		150,000	159,375
10.625% 11/1/10		425,000	447,082
MGM Mirage
13.00% 11/15/13		175,000	199,500
#144A 10.375% 5/15/14		90,000	96,300
#144A 11.125% 11/15/17		110,000	121,550
Nordstrom 7.00% 1/15/38		3,230,000	3,408,958
OSI Restaurant Partners 10.00% 6/15/15		675,000	573,750
#Pinnacle Entertainment 144A 8.625% 8/1/17		280,000	280,000
Quiksilver 6.875% 4/15/15		700,000	544,250
*Ryland Group 8.40% 5/15/17		475,000	508,250
*Sally Holdings 10.50% 11/15/16		260,000	276,900
Target
6.50% 10/15/37		1,675,000	1,857,572
7.00% 1/15/38		475,000	556,208
			20,938,953
Consumer Non-Cyclical – 4.99%
AmBev International Finance 9.50% 7/24/17	BRL	1,050,000	581,280
#Anheuser-Busch InBev Worldwide 144A 6.375% 1/15/40	USD	1,850,000	1,941,525
*ARAMARK 8.50% 2/1/15		150,000	152,250
*Beckman Coulter 7.00% 6/1/19		465,000	534,480
#Bio-Rad Laboratories 144A 8.00% 9/15/16		120,000	123,900
#CareFusion 144A 6.375% 8/1/19		3,160,000	3,414,250
Community Health Systems 8.875% 7/15/15		495,000	511,088
HCA
9.25% 11/15/16		530,000	555,175
PIK 9.625% 11/15/16		125,000	132,969
Inverness Medical Innovations 9.00% 5/15/16		250,000	254,375
*Jarden 7.50% 5/1/17		165,000	163,350
Quest Diagnostics 6.95% 7/1/37		3,078,000	3,522,696
*Select Medical 7.625% 2/1/15		325,000	307,938
@#Seminole Indian Tribe of Florida 144A 7.804% 10/1/20		425,000	361,701
Supervalu 7.50% 11/15/14		460,000	461,150
US Oncology PIK Holdings 6.428% 3/15/12		300,000	265,500
			13,283,627

Electric – 4.55%
AES 8.00% 6/1/20	325,000	326,625
Ameren 8.875% 5/15/14	290,000	325,517
#Calpine Construction Finance 144A 8.00% 6/1/16	345,000	351,900
#Centrais Eletricas Brasileiras 144A 6.875% 7/30/19	505,000	531,513
CMS Energy 8.75% 6/15/19	1,035,000	1,144,533
#Enel Finance International 144A
5.125% 10/7/19	585,000	597,208
6.00% 10/7/39	1,500,000	1,539,918
Energy Future Holdings 10.875% 11/1/17	175,000	122,500
Illinois Power 9.75% 11/15/18	2,180,000	2,731,888
Ipalco Enterprises 8.625% 11/14/11	275,000	283,938
NRG Energy
7.375% 2/1/16	475,000	473,219
7.375% 1/15/17	180,000	178,650
Pennsylvania Electric 5.20% 4/1/20	1,750,000	1,761,523
•Puget Sound Energy 6.974% 6/1/67	300,000	263,302
*Texas Competitive Electric Holdings 10.25% 11/1/15	275,000	196,625
•Wisconsin Energy 6.25% 5/15/67	1,460,000	1,272,028
		12,100,887
Energy – 3.89%
Anadarko Petroleum 7.95% 6/15/39	850,000	1,045,757
Chesapeake Energy 7.25% 12/15/18	610,000	593,225
MarkWest Energy Partners 8.75% 4/15/18	215,000	220,913
Massey Energy 6.875% 12/15/13	450,000	446,625
Nexen 7.50% 7/30/39	1,400,000	1,551,003
Noble Energy 8.25% 3/1/19	1,125,000	1,351,400
#PetroHawk Energy 144A 10.50% 8/1/14	370,000	405,150
Pride International 8.50% 6/15/19	1,030,000	1,156,175
Talisman Energy 6.25% 2/1/38	1,725,000	1,792,515
Weatherford International
7.00% 3/15/38	1,720,000	1,763,894
9.625% 3/1/19	15,000	18,601
		10,345,258
Finance Companies – 4.74%
Capital One Capital V 10.25% 8/15/39	3,530,000	4,038,867
Cardtronics 9.25% 8/15/13	450,000	459,000
FTI Consulting 7.75% 10/1/16	375,000	378,750
General Electric Capital
5.875% 1/14/38	950,000	910,832
6.00% 8/7/19	445,000	468,600
6.75% 3/15/32	3,000,000	3,162,309
*6.875% 1/10/39	900,000	973,038
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	1,045,000	501,600
International Lease Finance
5.875% 5/1/13	1,108,000	847,493
6.625% 11/15/13	800,000	617,800
PHH 7.125% 3/1/13	290,000	262,450
		12,620,739
Insurance – 3.26%
*•Chubb 6.375% 3/29/67	1,540,000	1,420,650
•#MetLife Capital Trust X 144A 9.25% 4/8/38	2,845,000	3,109,290
UnitedHealth Group
5.80% 3/15/36	2,210,000	2,078,030
6.50% 6/15/37	200,000	203,734
WellPoint
5.95% 12/15/34	1,736,000	1,688,496
6.375% 6/15/37	180,000	185,455
		8,685,655
Natural Gas – 8.17%
@Boston Gas 6.95% 12/1/23	200,000	215,768
El Paso
7.25% 6/1/18	100,000	100,353
8.25% 2/15/16	115,000	119,623
Enbridge Energy Partners 9.875% 3/1/19	2,110,000	2,666,856
Energy Transfer Partners 9.70% 3/15/19	1,545,000	1,916,126
Enterprise Products Operating
6.125% 10/15/39	350,000	351,903
•8.375% 8/1/66	2,640,000	2,590,471

#Inergy Finance 144A 8.75% 3/1/15		170,000	175,100
Kinder Morgan Energy Partners
6.50% 9/1/39		745,000	761,339
6.85% 2/15/20		140,000	155,314
7.30% 8/15/33		2,820,000	3,067,358
9.00% 2/1/19		105,000	128,220
#Midcontinent Express Pipeline 144A 6.70% 9/15/19		1,200,000	1,215,848
Plains All American Pipeline
5.75% 1/15/20		1,970,000	2,028,958
6.65% 1/15/37		1,915,000	2,018,230
Sempra Energy 6.00% 10/15/39		2,200,000	2,211,823
•TransCanada Pipelines 6.35% 5/15/67		1,905,000	1,775,746
Williams 7.50% 1/15/31		235,000	243,584
			21,742,620
Real Estate – 0.95%
ProLogis 7.375% 10/30/19		1,455,000	1,462,119
Regency Centers 5.875% 6/15/17		1,140,000	1,075,450
			2,537,569
Technology – 1.02%
*First Data 9.875% 9/24/15		960,000	890,400
*Freescale Semiconductor 8.875% 12/15/14		795,000	649,913
Xerox 6.35% 5/15/18		1,115,000	1,181,385
			2,721,698
Transportation – 1.20%
CSX 7.45% 4/1/38		2,650,000	3,185,289
			3,185,289
Total Corporate Bonds (cost $205,448,139)			225,232,575

Foreign Agencies – 0.88%Δ
Cayman Islands – 0.70%
Petrobras International Finance
*5.75% 1/20/20		355,000	355,710
6.875% 1/20/40		1,500,000	1,506,000
			1,861,710
Germany – 0.18%
KFW 10.00% 5/15/12	BRL	840,000	477,687
			477,687
Total Foreign Agencies (cost $2,292,453)			2,339,397

Municipal Bonds – 1.69%
California State Taxable Build America Bonds
7.30% 10/1/39	USD	1,685,000	1,708,978
(Various Purposes) 7.55% 4/1/39		2,675,000	2,805,459
Total Municipal Bonds (cost $4,435,352)			4,514,437

Non-Agency Asset-Backed Securities – 1.46%
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20		550,000	606,208
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39		1,505,000	1,727,475
CNH Equipment Trust Series 2008-A A3 4.12% 5/15/12		164,243	166,440
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		960,000	1,051,466
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31		190,000	177,177
Mid-State Trust
Series 11 A1 4.864% 7/15/38		48,404	43,966
Series 2005-1 A 5.745% 1/15/40		118,670	114,028
Total Non-Agency Asset-Backed Securities (cost $3,532,176)			3,886,760

Regional Authority – 0.09%
Canada – 0.09%
Province of Ontario Canada 4.40% 6/2/19	CAD	251,000	237,319
Total Regional Authority (cost $239,415)			237,319

«Senior Secured Loans – 2.33%
Avis Budget Car Rental Term Tranche Loan 4.23% 4/19/12	USD	270,000	254,953
Bausch & Lomb
Parent Term Tranche Loan B 3.533% 4/11/15		371,562	354,918
Term Tranche Loan DD 3.519% 4/11/15		90,231	86,189
Burlington Coat Factory Warehouse Term Tranche Loan 2.923% 5/28/13		325,000	297,580
Chester Downs & Marina Term Tranche Loan 12.375% 12/31/16		360,000	359,550
Dana Holdings Term Tranche Loan 7.231% 1/30/15		265,000	232,096
Delta Air Lines Term Tranche Loan 8.75% 9/16/13		390,000	390,813
Flextronics International Term Tranche Loan B 3.79% 10/1/12		512,386	486,510
Ford Motor Term Tranche Loan B 3.288% 12/15/13		422,999	377,501

Harrahs Operating Term Tranche Loan B2 9.50% 10/31/16		525,000	515,238
Level 3 Communications Term Trance Loan A 2.53% 3/13/14		275,000	238,162
Nuveen Investments
Term Tranche Loan B 3.281% 11/13/14		258,859	224,653
Term Tranche Loan Second Lien 12.50% 7/9/15		245,000	251,125
Rite Aid Term Tranche Loan 9.50% 6/5/15		400,000	412,600
Texas Competitive Electric Holdings Term Tranche Loan B2 3.745% 10/10/14		615,828	478,357
Univision Communications Term Tranche Loan B 2.533% 9/29/14		540,000	434,476
Warner Chilcott
Delayed Draw Term Tranche Loan 1.75% 4/30/15		45,678	45,866
Term Tranche Loan A 5.50% 10/30/14		130,508	131,047
Term Tranche Loan B 5.75% 4/30/15		65,254	65,523
Term Tranche Loan B2 5.75% 10/30/14		143,559	144,152
Wrigley (WM) Term Tranche Loan B 6.50% 7/17/14		413,875	419,827
Total Senior Secured Loans (cost $6,014,286)			6,201,136

Sovereign Debt – 0.81%Δ
Brazil – 0.26%
Republic of Brazil
*12.50% 1/5/16	BRL	695,000	447,890
12.50% 1/5/22	BRL	370,000	234,769
			682,659
Indonesia – 0.25%
Indonesia Government 10.75% 5/15/16	IDR	5,909,000,000	652,271
			652,271
Mexico – 0.24%
Mexican Bonos
7.25% 12/15/16	MXN	759,000	55,961
10.00% 11/20/36	MXN	6,759,000	584,806
			640,767
Poland – 0.06%
Poland Government Bond 5.50% 10/25/19	PLN	520,000	172,226
			172,226
Total Sovereign Debt (cost $1,942,867)			2,147,923

Supranational Banks – 0.84%
European Investment Bank 11.25% 2/14/13	BRL	700,000	411,012
International Bank for Reconstruction & Development 5.75% 10/21/19	AUD	1,041,000	891,579
International Finance 5.75% 6/24/14	AUD	1,041,000	927,161
Total Supranational Banks (cost $2,129,745)			2,229,752

U.S. Treasury Obligation – 0.58%
¥^United States Treasury Strip Principal 4.37% 5/15/39	USD	5,500,000	1,542,508
Total U.S. Treasury Obligation (cost $1,533,811)			1,542,508

		Number of
		Shares
•Preferred Stock – 0.61%
*PNC Financial Services Group 8.25%		1,615,000	1,620,559
Total Preferred Stock (cost $1,588,134)			1,620,559

Total Value of Securities Before Securities Lending Collateral – 98.08%
(cost $239,858,200)			261,035,975

Securities Lending Collateral** – 1.84%
Investment Companies
Mellon GSL DBT II Collateral Fund		3,442,018	3,442,018
BNY Mellon SL DBT II Liquidating Fund		1,460,717	1,444,357
@†Mellon GSL Reinvestment Trust II		101,515	10
Total Securities Lending Collateral (cost $5,004,251)			4,886,385

Total Value of Securities – 99.92%
(cost $244,862,451)			265,922,360	©
Obligation to Return Securities Lending Collateral** – (1.88%)			(5,004,251)
Receivables and Other Assets Net of Liabilities (See Notes) – 1.96%			5,213,517
Net Assets Applicable to 44,721,535 Shares Outstanding – 100.00%			$266,131,626

°Principal amount shown is stated in the currency in which each security is denominated.
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesia Rupiah
KRW – South Korean Won
MXN – Mexican Peso
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
SEK – Swedish Krona
USD – United States Dollar

•Variable rate security. The rate shown is the rate as of October 31, 2009.
ΦStep coupon bond. Coupon increases / decreases periodically based on a predetermined schedule. Stated rate is in effect at October 31, 2009.
^Zero coupon security. The rate shown is the yield at the time of purchase.
@Illiquid security. At October 31, 2009, the aggregate amount of illiquid securities was $2,501,875, which represented 0.94% of the Fund’s net assets. See Note 5 in “Notes.”
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2009, the aggregate amount of Rule 144A securities was $47,277,092, which represented 17.76% of the Fund’s net assets. See Note 5 in "Notes."
ΔSecurities have been classified by country of origin.
¥Fully or partially pledged as collateral for financial futures contracts. †Non income producing security.
*Fully or partially on loan. **See Note 3 in “Notes.”
©Includes $4,875,822 of securities loaned.

Summary of Abbreviations:
CDS – Credit Default Swap
PIK – Pay-in-kind
REMIC – Real Estate Mortgage Investment Conduit
yr – Year

1The following foreign currency exchange contracts, financial futures contracts and swap contracts were outstanding at October 31, 2009:

Foreign Currency Exchange Contracts

					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	(118,745)	USD	109,411	12/1/09	$2,904
CAD	502,536	USD	(474,773)	12/1/09	(10,462)
CAD	(290,975)	USD	275,031	12/1/09	6,189
EUR	87,996	USD	(132,160)	12/1/09	(2,684)
GBP	141,373	USD	(230,961)	12/1/09	1,105
IDR	1,246,140,000	USD	(131,311)	12/1/09	(1,620)
KRW	1,160,212,248	USD	(987,415)	12/1/09	(10,073)
NOK	6,856,687	USD	(1,235,061)	12/1/09	(39,218)
NOK	1,419,090	USD	(255,627)	12/1/09	(8,131)
NZD	793,167	USD	(595,668)	12/1/09	(28,481)
PLN	982,692	USD	(352,750)	12/1/09	(13,895)
SEK	4,267,729	USD	(628,182)	12/1/09	(26,454)
					$(130,820)

Financial Futures Contracts

				Unrealized
				Appreciation
Contracts to Buy (Sell)	Notional Cost	Notional Value	Expiration Date	(Deprecation)
(178) U.S. Treasury 10 yr Note	$(20,732,020)	$(21,112,469)	12/21/09	$(380,449)
552 U.S. Treasury Long Bond	62,437,424	62,721,563	12/21/09	284,139
				$(96,310)

Swap Contracts
CDS Contracts

				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
JPMorgan Securities
Donnelley (R.R.) & Sons CDS	$1,285,000	5.00%	6/20/14	$(205,467)

Protection Sold:
Citigroup Global Markets
MetLife 5 yr CDS	825,000	5.00%	9/20/14	27,189
JPMorgan Securities
MetLife 5 yr CDS	235,000	1.00%	12/20/14	795
UnitedHealth Group 5 yr CDS	910,000	1.00%	12/19/14	(15,634)
UnitedHealth Group 5 yr CDS	1,135,000	1.00%	12/20/14	(10,979)
Total				$(204,096)

The use of foreign currency exchange contracts, financial futures contracts, and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 4 in “Notes.”

 Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (GAAP) and are consistently followed by Delaware Group® Income Funds - - Delaware Extended Duration Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or new events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended July 31, 2006 – July 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At October 31, 2009, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the period ended October 31, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2009 through December 21, 2009, the date of issuance of the Fund's schedule of portfolio holdings, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund's schedule of portfolio holdings.

2. Investments
At October 31, 2009, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At October 31, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$245,176,188
Aggregate unrealized appreciation	23,197,295
Aggregate unrealized depreciation	(2,451,123)
Net unrealized appreciation	$20,746,172

For federal income tax purposes, at July 31, 2009, capital loss carryforwards of $16,724,025 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $807,298 expires in 2014, $2,899,754 expires in 2015, $2,909,487 expires in 2016, and $10,107,486 expires in 2017.

The Fund applies the amended provisions of Accounting Codification Section 820 (ACS 820), Fair Value Measurements. ACS 820 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ACS 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the ACS 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Agency Asset-Backed &
Mortgage-Backed Securities	$-	$11,437,400	$-	$11,437,400
Corporate Debt	-	234,966,680	-	234,966,680
Foreign Debt	-	6,543,379	411,012	6,954,391
Municipal Bonds	-	4,514,437	-	4,514,437
U.S. Treasury Obligations	1,542,508	-	-	1,542,508
Security Lending Collateral	3,442,018	1,444,357	10	4,886,385
Other	-	1,620,559	-	1,620,559
Total	$4,984,526	$260,526,812	$411,022	$265,922,360

Derivatives	-	$(431,226)	$-	$(431,226)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset
	Backed and
	Mortgage-			Securities
	Backed	Corporate	Foreign	Lending
	Securities	Debt	Debt	Collateral	Other	Total
Balance as of 7/31/09	$79,206	$641,159	$610,496	$10	$-	$1,330,871
Net purchases, sales,
and settlements	-	(820,378)	-	-	-	(820,378)
Net realized gain (loss)	-	(857,138)	-	-	(46,787)	(903,925)
Net transfers in and/or out
of Level 3	(120,340)	-	(223,344)		-	(343,684)
Net change in unrealized
appreciation/depreciation	41,134	1,036,357	23,860	-	46,787	1,148,138
Balance as of 10/31/09	$-	$-	$411,012	$10	-	$411,022

Net change in unrealized
appreciation/depreciation
from investments
still held as of 10/31/09	$-	$-	$23,860	$-	$-	$23,860

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor's Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At October 31, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust's net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Collective Trust other than the Cash/Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2009, the value of securities on loan was $4,875,822, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the schedule of investments under the caption "Securities Lending Collateral."

4. Derivatives
The Fund applies the amended provisions of Accounting Codification Section 815 (ACS 815), Derivatives and Hedging Activities (ACS 815). ACS 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Financial Futures Contracts – The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation; the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended October 31, 2009, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

The Fund may sell credit default swaps which expose it to risk of loss from credit risk related events specified in the contract. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default. As disclosed in the footnotes to the Schedule of Investments, the aggregate fair value of credit default swaps in a net liability position as of October 31, 2009 was $204,096. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps was $230,000. If a credit event had occurred as of October 31, 2009, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have been required to receive $1,820,000 less the value of the contracts' related reference obligations.

CDS may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of October 31, 2009 was as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of		Schedule of
	investments		investments
	Location	Fair Value	Location	Fair Value
	Receivables and		Receivables and
	other assets net of		other assets net
Foreign exchange contracts (Currency)	Liabilities	$10,199	of Liabilities	$(141,018)

	Receivables and		Receivables and
	other assets net of		other assets net
Interest rate contracts (Futures)	Liabilities	284,139	of Liabilities	(380,449)

	Receivables and		Receivables and
	other assets net of		other assets net
Credit contracts (Swaps)	Liabilities	27,984	of Liabilities	(232,081)

Total		$322,322		$(753,548)

The effect of derivative instruments on the statement of operations for the period ended October 31, 2009 was as follows:

		Realized Gain or	Change in Unrealized
		Loss on	Appreciation or
	Location of Gain or	Derivatives	Depreciation on
	Loss on Derivatives	Recognized in	Derivatives
	Recognized in Income	Income	Recognized in Income
Foreign exchange contracts (Currency)	Net realized and
	unrealized gain (loss)
	on investments and
	foreign currencies from
	foreign currencies	$406,861	$(155,164)
Interest rate contracts (Futures)	Net realized and
	unrealized gain (loss)
	on investments and
	foreign currencies from
	foreign currencies	1,650,367	(908,155)
Credit contracts (Swaps)	Net realized and
	unrealized loss on
	investments and foreign
	currencies from swap
	contracts	(4,377)	(31,200)

Total		$2,052,851	$(1,094,519)

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly-owned subsidiaries of Macquarie.

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Fund. As a result, a Special Meeting of Shareholders (Meeting) of the Fund has been scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Fund (New Agreement). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur on or about December 31, 2009. Shareholders of the Fund will receive proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: